UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 21, 2017
Date of report (Date of earliest event reported)

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2017, Martin Marietta Materials, Inc. (the “Company”) announced that Anne H. Lloyd, Executive Vice President and Chief Financial Officer, will be retiring from the Company. Ms. Lloyd is working closely with the Company to ensure a smooth transition of her responsibilities over the next several months. Also on June 22, 2017, the Board of Directors of the Company appointed James A. J. Nickolas to be the Company’s next Senior Vice President and Chief Financial Officer, effective mid-August 2017.

Mr. Nickolas, 46, is currently serving as the Head of the Corporate Development group at Caterpillar Inc. (“Caterpillar”).  He has served in this position since January 2017.  Prior to this position, he served as Group Chief Financial Officer of the Resources Industries segment of Caterpillar from October 2014 to December 2016.  From December 2012 to September 2014, Mr. Nickolas served as Group Chief Financial Officer of Caterpillar’s Global Mining business unit.  From February 2011 to November 2012, Mr. Nickolas served as Director of Integration of Caterpillar.

In connection with his hire, on June 12, 2017, the Company and Mr. Nickolas entered into an offer letter (the “Offer Letter”).  Pursuant to the Offer Letter, Mr. Nickolas will receive an annual base salary of $470,000.  He will be eligible for a cash award under the Company’s annual incentive compensation plan with a target award of 75% of his base salary.  In addition, Mr. Nickolas will receive a one-time grant of restricted stock units with a grant date fair value of $1,410,000, which will vest over a five year period.  Mr. Nickolas will also enter in an Employment Protection Agreement with the Company in substantially the same form as the form of Employment Protection Agreement filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on August 19, 2008.

The foregoing description of the Offer Letter should be read in conjunction with, and is qualified in its entirety by reference to, the Offer Letter, a copy of which will be filed with the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2017. A copy of the press release issued by the Company announcing the retirement of Ms. Lloyd from the Company and the appointment of Mr. Nickolas is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: June 22, 2017	By:	/s/ Roselyn R. Bar
	Name:	Roselyn R. Bar
	Title:	Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 22, 2017